FAIR VALUE MEASUREMENTS	6 Months Ended
Dec. 31, 2020
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS
NOTE 9 -     FAIR VALUE MEASUREMENTS
Financial instruments include cash and cash equivalents, restricted cash, short-term investments, derivative assets accounts receivable, accounts receivable retention, other receivables, amounts due to or from related parties, accounts payable, short-term and long-term bank loans. The carrying values of these financial instruments, other than long-term bank loans and derivative assets (which is a recurring fair value measurement), approximate their fair values due to their short-term maturities. The carrying value of the Company’s long-term bank loans approximates its fair value as the long-term bank loans are subject to floating interest rates. The carrying value of the Company’s long-term bank loans which are subject to fixed interest rates approximates its fair value as the market interest rate has not significantly changed from the borrowing date to December 31, 2020. These assets and liabilities, excluding cash and cash equivalents (which fall into level 1 of the fair value hierarchy), fall into level 2 of the fair value hierarchy.
The Company measures derivative assets at fair value on a recurring basis. The derivative assets are classified within Level 2 as the fair value is measured by using inputs derived from or corroborated by observable market data. As of June 30, 2020 and December 31, 2020, respectively, the total balance of derivative assets recorded at fair value was $1,451 and $1,041.
Assets measured at non-recurring fair value on June 30, 2020 are stated below:

June 30, 2020
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets:
Goodwill related to Bond reporting unit (i)	—	—	—	—

Total assets measured at fair value on a non-recurring basis	$—	$—	$—	$—

(i)
As of June 30, 2020, the Company recorded a goodwill impairment charge of $35,767 and the goodwill related to the Bond Group reporting unit was impaired to nil. The Company performed the two-step quantitative goodwill impairment test with the assistance of an independent third-party appraiser and estimated the fair value of the reporting unit using a discounted cash flow approach. The Company is ultimately responsible for the fair value of the goodwill recorded in the consolidated financial statements.

For the purposes of step one of the goodwill impairment test, the Company used an income approach, in particular the discounted cash flow approach, to evaluate the fair value of the reporting unit. Significant management judgement is required to forecast the amount and timing of expected future cash flows and the underlying assumptions used in the discounted cash flow approach, including forecasted revenue growth rates, gross profit margins and discount rates. For the purpose of step two of the goodwill impairment test, the Company has allocated the fair value of the reporting unit derived in step one to the assets and liabilities of the reporting unit, as if the reporting unit had been acquired in a business combination and the fair value of the reporting unit was the price paid to acquire the reporting unit. The Company adopted the multi-period excess earnings model to evaluate the fair value of the intangible assets of the reporting unit, which was then used to compute the implied fair value of the goodwill via a residual approach.